ii

                            Marathon Value Portfolio

                                   PROSPECTUS

                                February 28, 2006


INVESTMENT OBJECTIVE:
Long-term capital appreciation





1050 Crown Pointe Parkway, Suite 750
Atlanta, GA 30338
(800) 788-6086
www.marathonvalue.com


























      The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS


PAGE

RISK/RETURN SUMMARY...........................................................1

FEES AND EXPENSES OF INVESTING IN THE FUND....................................5

HOW TO BUY SHARES.............................................................5

HOW TO REDEEM SHARES..........................................................7

DETERMINATION OF NET ASSET VALUE..............................................9

DIVIDENDS, DISTRIBUTIONS AND TAXES...........................................10

MANAGEMENT OF THE FUND.......................................................11

FINANCIAL HIGHLIGHTS.........................................................13

PRIVACY POLICY...............................................................14

FOR MORE INFORMATION.................................................BACK COVER

Ticker Symbol: MVPFX

                                                           RISK/RETURN SUMMARY


Investment Objective

         The investment objective of the Marathon Value Portfolio (the "Fund") is to provide shareholders with long-term capital appreciation in a well-diversified portfolio. The Fund will measure its performance against the Standard & Poor's 500 Index(R). It will benchmark both relative performance and volatility against that measure.

Principal Strategies

         The Fund provides investors broad exposure to what the Fund's advisor, Spectrum Advisory Services Inc., believes are the best opportunities or values in common stocks of U.S. companies. The Fund will invest in shares of companies that the advisor believes will appreciate in value over time and that are either under priced or reasonably priced in relation to their worth as a business.

         The Fund invests primarily in common stocks of U.S. companies that have potential "value" in the advisor's judgment. The advisor believes that determining value involves an effort to understand a company's assets and business strengths and to compare those to the current price of the company's stock. It is worth noting that in today's economy, assets are often intangible. A value investor does not place great emphasis on precise projections of future earnings or on the current momentum of the company's business. The Fund may purchase stock of a company that is labeled a "growth" company, provided that the advisor believes that the company's stock is selling at a reasonable price relative to its value. The advisor intends for the Fund to provide investors with exposure to a wide number of industries.

         In valuing a company, the advisor takes a long-term approach, with an emphasis on management strength and the fundamental profitability of the company's business. To assess management strength, the advisor looks for characteristics such as a long-term record of success or positive opinions from industry observers. The advisor seeks companies whose businesses possess, in the advisor's opinion, inherent strength based on factors such as superior production or distribution processes, unique products or quality franchises. The Fund may also purchase a company's stock if the advisor's assessment of the private market value of the company (i.e., the price at which knowledgeable buyers and sellers would exchange a comparable business) exceeds, by a material amount, the price of the security. The advisor's assessment of private market value is based on reported similar transactions, information in industry publications or from individuals within the industry, or other sources of information.

         The Fund may invest in short-term and long-term debt securities, preferred stocks, convertible debt securities and convertible preferred stocks. The Fund may invest in lower-rated debt securities of a company if the advisor believes that the company's junk bonds offer more potential for participating in the company's long-term prospects than could be achieved by investing in the company's other available securities. The Fund also may invest up to 10% of its assets in junk bonds rated at the time of purchase BB/Ba or lower by S&P or Moody's or, unrated, but determined to be of comparable quality by the advisor. The Fund may retain securities that are subsequently downgraded or in default, or the advisor may sell them in an orderly manner. The Fund also may invest up to 15% of its assets, measured at the time of purchase, in equity securities of foreign issuers, including American Depositary Receipts ("ADRs"). ADRs are certificates held in trust by a U.S. bank or trust company evidencing ownership of shares of foreign-based issuers, and are an alternative to purchasing foreign securities in their national market and currency.

         The Fund intends to remain substantially invested in shares of common stock. If, however, the advisor believes that sufficient investment opportunities that meet the Fund's investment criteria are not available the Fund may invest up to 20% of its total assets in money market funds, investment grade money market instruments, including mortgage backed securities, treasury bills or notes, repurchase agreements, agency securities, commercial paper and cash equivalents. The Fund endeavors to keep to a minimum the amount invested in money market funds due to the fact that such funds incur duplicate management and other fees. By keeping cash on hand, the Fund may be able to meet shareholder redemptions without selling stocks and realizing gains and losses. However, the Fund may not achieve its investment objective when holding a substantial cash position.

         The advisor believes its price-driven, value-oriented approach will provide investors with the opportunity for growth, while providing some protection against permanent impairment of capital. The advisor seeks to reduce risk by buying stocks the advisor believes are reasonably priced relative to the company's earnings and sales, by diversifying broadly and by avoiding current market favorites. The advisor's decision to purchase a stock is made without regard to the market capitalization of the company or its weighting in any market index. The Fund may invest in companies of all sizes, which includes large, mid-cap, and small-cap securities.

         The Fund may sell a security when the advisor believes the price is no longer undervalued relative to the company's earnings and sales, the company's prospects have deteriorated, there has been a change in management, or better investment opportunities are available.


Principal Risks of Investing in the Fund

o Value Risk. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company and other factors, or because it is associated with a market sector that generally is out of favor with investors. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stock. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.
o Growth Risk. Growth companies are companies that the Fund's advisor believes will have revenue and earnings that grow faster than the economy as a whole, offering above-average prospects for capital appreciation and little or no emphasis on dividend income. If the advisor's perceptions of a company's growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund's return.
o Management Risk. The advisor's investment approach may fail to produce the intended results. If the advisor's perception of a company's worth is not realized in the expected time frame, the Fund's overall performance may suffer.
o Small-Cap and Mid-Cap Risk. Stocks of small-capitalization and mid-capitalization companies are more risky than stocks of larger companies. Many of these companies are young and have a limited track record. Their securities may trade less frequently and in more limited volume than those of more mature companies. As a result, small-and mid-cap stocks may be significantly more volatile than larger-cap stocks. Small -cap and mid-cap companies also may lack the managerial, financial or other resources necessary to implement their business plans or succeed in the face of competition. The prospects for a company or its industry may deteriorate because of a variety of factors, including disappointing operating results or changes in the competitive environment. It may be difficult to sell a small-cap or mid-cap stock, and this lack of market liquidity can adversely affect the Fund's ability to realize the market price of a stock, especially during periods of rapid market decline.
o Foreign Risk. Foreign securities may experience more rapid and extreme changes in value than securities of U.S. companies because the securities markets of many foreign countries are relatively smaller than those in the U.S. Foreign issuers are not subject to the same degree of regulation as U.S. issuers. Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Fund's investments in a foreign country. There is a risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the Fund's investments in foreign securities.
o Interest Rate Risk. Changes in interest rates will affect the value of the Fund's investments in debt securities. Increases in interest rates may cause the value of the Fund's investments to decline and this decrease in value may not be offset by higher interest income from new investments. Interest rate risk is greater for investments in junk bonds. In addition, the issuers of certain types of securities, such as mortgage-backed securities, may prepay principal earlier than scheduled when interest rates rise, forcing the Fund to reinvest in lower yielding securities. Slower than expected principal payments may also extend the average life of such securities, locking in below-market interest rates and reducing their value.
o Credit Risk. Changes in the financial strength of an issuer may affect the issuer's ability to repay principal and to make timely interest payments. The degree of risk for a particular security may be reflected in its credit rating. Junk bonds are subject to greater credit and market risk than higher rated securities.
o Option Risk. Specific market movements of an option and the underlying security cannot be predicted with certainty. When the Fund writes a covered call option, it receives a premium, but also gives up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it retains the risk of loss if the price of the security declines. Other risks associated with writing covered call options include the possible inability to effect closing transactions at favorable prices and an appreciation limit on the securities set aside for settlement.
o Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio. The value of an individual company can be more volatile than the market as a whole.
o Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets and could cause the Fund's share price to fall.
o An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
o The Fund is not a complete investment program. As with any mutual fund investment, the Fund's returns will vary and you could lose money.


Is the Fund right for You?

         The Fund may be suitable for:

o Long-term investors seeking a fund with a value investment strategy o Investors who can tolerate the risks associated with common stock investments o Investors willing to accept the greater market price fluctuations of smaller companies

General

         The investment objective of the Fund may be changed without shareholder approval.

         From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold all or a portion of its assets in short-term U.S. Government securities, money market instruments, securities of other no-load mutual funds or repurchase agreements. If the Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

How the Fund has Performed

         The bar chart and performance table below show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. The chart shows changes in the Fund's returns and the table shows how the Fund's average annual total returns compare over time to those of a broad-based securities market index. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risk of investing in the Fund because it demonstrates how its returns have varied over time.


         During the period shown, the highest return for a quarter was 14.92% (quarter ended June 30, 2003); and the lowest return was -12.82% (quarter ended September 30, 2002).

         * On January 3, 2003, the Fund acquired the assets and liabilities of the Marathon Value Portfolio, a series of AmeriPrime Funds, in a tax-free reorganization. This administrative reorganization did not change the Fund's portfolio manager, investment objective or investment strategies. Since the Fund is a continuation of the predecessor fund, the bar chart and table include the predecessor fund's returns.
                             [GRAPHIC OMITTED][GRAPHIC OMITTED]










                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 2005)

                                                                 1 Year                5 Years          Since March 28, 2000(3)
                                                                 ------                -------          -----------------------
The Fund
     Return Before Taxes                                         6.20%                  7.32%                    9.10%
     Return After Taxes on Distributions(1)                        5.71%                  6.94%                    8.70%
     Return After Taxes on Distributions and
     Sale of Fund Shares(1)                                        4.36%                  6.12%                    7.71%
S&P 500 Index(2) (reflects no deductions for fees,

expenses, or taxes) 4.92% 0.53% (1.66%) (1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes or the lower rate on long-term capital gains when shares are held for more than 12 months. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The S&P 500 Index is a widely recognized unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is representative of a broader market and range of securities than is found in the Fund's portfolio.

(3) The Fund's current advisor began managing the predecessor fund on March 28, 2000.


                   FEES AND EXPENSES OF INVESTING IN THE FUND

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases ..........................NONE
Maximum Deferred Sales Charge (Load).......................................NONE
Redemption Fee(1)..........................................................NONE
Exchange Fee...............................................................NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees...........................................................1.25%
Distribution (12b-1) Fees..................................................NONE
Other Expenses ...........................................................0.02%
Total Annual Fund Operating Expenses .....................................1.27%
Expense Reimbursement(2)..................................................0.02%
Net Expenses .............................................................1.25%

(1) A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.
(2) The Fund's advisor contractually has agreed through October 31, 2006 to waive all or a portion of its fee and/or reimburse the Fund's expenses but only to the extent necessary to maintain the Fund's total annual operating expenses, except brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expenses on securities sold short) and extraordinary expenses at 1.25% of average daily net assets.

Example:

         The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment for the time periods indicated, reinvestment of dividends and distributions, 5% annual total return, constant operating expenses (except for reimbursement reflected in the first year) and sale of all shares at the end of each time period. Although your actual expenses may be different, based on these assumptions your costs will be:


    1 year      3 years     5 years       10 years
    ------      -------     -------       --------
     $127         $401        $695         $1,532


                                HOW TO BUY SHARES

Initial Purchase

         To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

         The minimum initial investment in the Fund is $2,500 and minimum subsequent investments are $100. The advisor may, in its sole discretion, waive these minimums in certain circumstances. If your investment is aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. If you choose to purchase or redeem shares directly from the Fund, you will not incur charges on purchases and redemptions. However, if you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

         By Mail - To be in proper form, your initial purchase request must include:

o a completed and signed investment application form (which accompanies this Prospectus); and
o        a check (subject to the minimum amounts) made payable to the Fund;

      Mail the completed application and check to:

      U.S. Mail: Marathon Value Portfolio Overnight: Marathon Value Portfolio c/o Unified Fund Services, Inc. c/o Unified Fund Services, Inc. P.O. Box 6110 431 North Pennsylvania Street Indianapolis, Indiana 46206-6110 Indianapolis, Indiana 46204

         By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at (800) 788-6086 to obtain instructions on how to set up your account and to obtain an account number.

         You must provide a signed application to Unified Fund Services, Inc., the Fund's transfer agent, at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. The purchase price will be the net asset value next determined after the wire is received by the Fund. Any delays that may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.


Additional Investments

         You may purchase additional shares of the Fund at any time (subject to minimum investment requirements) by mail, wire or automatic investment. Each additional mail purchase request must contain:

    -your name               -the name of your account(s)
    -your account number(s)  -a check made payable to Marathon Value Portfolio

         Checks should be sent to the Marathon Value Portfolio at the address listed under the heading "How to Buy Shares - By Mail" in this prospectus. A bank wire should be sent as outlined under the heading "How to Buy Shares- By Wire" in this prospectus.


Automatic Investment Plan

         You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax Sheltered Retirement Plans

         Since the Fund is oriented to longer term investments, the Fund may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Fund's transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the Fund's transfer agent about the IRA custodial fees.

Other Purchase Information

         The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund. Checks should be made payable to the Fund. The Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler's checks, money orders, credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier's checks and bank official checks may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). Signature guarantee stamps may be required on identification documentation. All documentation requiring a signature guarantee stamp must utilize a New Technology Medallion stamp, generally available from the bank where you maintain a checking or savings account.

         The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund's transfer agent.


                              HOW TO REDEEM SHARES

         You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares. The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund's net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Fund's net asset value in securities instead of cash. In the event that an in-kind distribution is made, you may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

         By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

      U.S. Mail: Marathon Value Portfolio Overnight: Marathon Value Portfolio c/o Unified Fund Services, Inc. c/o Unified Fund Services, Inc. P.O. Box 6110 431 North Pennsylvania Street Indianapolis, Indiana 46206-6110 Indianapolis, Indiana 46204

         Your request for a redemption must include your letter of instruction, including the Fund's name, your account number, account name(s), address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after we receive your order in proper order. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, if the mailing address has been changed within 30 days of the redemption request, or to prevent other unauthorized account transfers or redemptions. Signature guarantees are for the protection of shareholders. All redemptions requiring a signature guarantee must utilize a New Technology Medallion stamp, generally available from the bank where you maintain your checking or savings account. Please call Shareholder Services at (800) 788-6086 if you have questions. At the discretion of the Fund or its transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

         By Telephone - You may redeem any part of your account in the Fund by calling Shareholder Services at (800) 788-6086. The Fund, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

         The Fund or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

         Fund Policy on Market Timing

         The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy generally applies to all Fund shareholders.

         While the Fund attempts to deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, certain accounts called "omnibus accounts" include multiple customers and typically provide the Fund with a net purchase or redemption request on any given day where purchasers and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The Fund has not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.


         Additional Information

         If you are not certain of the requirements for a redemption please call Shareholder Services at (800) 788-6086. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates. You may be assessed a fee if the Fund incurs bank charges because you direct the Fund to re-issue a redemption check.

         Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days' written notice if the value of your shares in the Fund is less than $2,500 due to redemptions, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.



                        DETERMINATION OF NET ASSET VALUE

         The price you pay for your shares is based on the Fund's net asset value (NAV) per share. The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after the Fund receives your order in proper form.

         The Fund's assets generally are valued at their market value. If market quotations are not readily available, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the advisor. Good faith pricing also is permitted if, in the advisor's opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund's NAV calculation that may affect a security's value, or the advisor is aware of any other data that calls into question the reliability of market quotations. Without good faith pricing, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short-term traders, or that the Fund will realize fair valuation upon sale of the security.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

         Dividends and Distributions. The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request. The Fund typically distributes its net long term capital gains and its net short term capital gains annually.

         Taxes. Investment income distributed by the Fund generally will consist of interest income and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income, except as described in the table below. Dividends normally will be distributed by the Fund on an annual basis. Dividends paid by the Fund may be eligible in part for the dividends received deduction for corporations.

         The Fund will distribute net capital gains to its shareholders normally once a year. Capital gains are generated when the Fund sells its assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the asset sold. Distributions of gains recognized on the sale of assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of assets held longer than one year are taxed at lower long-term capital gains rates. If the Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

         Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional Fund shares. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash.

         You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

         Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to the Fund's shareholders. These transactions typically create the following tax liabilities for taxable accounts:

Summary of Certain Federal Income Tax Consequences for Taxable Accounts

The following discussion reflects the enactment of the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax
Act").

Type of Transaction                      Tax Status

Qualified dividend income                Generally maximum 15% on non-corporate
taxpayers

Net short-term capital gain              Ordinary income rate
distributions
Net long-term capital gain               Generally maximum 15% on non-corporate
distributions taxpayers*

Sales of shares
(including redemptions) owned            Gains taxed at generally maximum 15%
more than one year                       on non-corporate taxpayers*

Sales of shares
(including redemptions) owned      Gains are taxed at the same rate as ordinary
for one year or less                income; losses are subject to special rules

                                    *For gains realized between May 6, 2003 and
December 31, 2008.

         Under the 2003 Tax Act, effective for taxable years after December 31, 2002 through December 31, 2008, designated income dividends paid by the Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% to the extent such income dividends are attributable to qualified dividend income from the Fund's investments in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that the Fund has ordinary income from investments in debt securities, for example, such as interest income, income dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

         If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

         If you are a non-corporate shareholder and if the Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service 28% of your distributions and sales proceeds. If you are subject to back up withholding, we also will withhold and pay to the IRS 28% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.


                             MANAGEMENT OF THE FUND

         Spectrum Advisory Services, Inc., 1050 Crown Pointe Parkway, Suite 750, Atlanta, GA 30338, www.spectrumadvisory.com, serves as investment advisor to the Fund. Spectrum has been providing portfolio management services since its founding in 1991 by Marc S. Heilweil. The advisor provides equity and fixed income portfolio management services to a select group of individuals, pension and profit sharing plans, trusts, estates and non-profit organizations and, as of January 31, 2006, managed over $342 million in assets.

         For its services to the Fund, the advisor is entitled to receive an annual fee equal to 1.25% of the Fund's average daily net assets. The advisor pays all of the operating expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expenses on securities sold short), fees and expenses of non-interested person trustees, extraordinary expenses and expenses incurred pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the Fund does not pay any 12b-1 fees). In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the advisor. The Fund's advisor contractually has agreed through October 31, 2006, to reimburse the Fund's expenses, but only to the extent necessary to maintain the Fund's total annual operating expenses, except brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expenses on securities sold short) and extraordinary expenses, at 1.25% of average daily net assets. For the fiscal year ending October 31, 2005 the advisor earned an annual fee from the Fund equal to 1.25% of the Fund's average daily net assets.

         The advisor (not the Fund) may pay certain financial institutions a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

         A discussion of the factors that the Board considered in approving the Fund's management agreement is included in the Fund annual or semi-annual report, as applicable.

         About the Portfolio Manager: Marc S. Heilweil has been primarily responsible for the day-to-day management of the Fund since March 28, 2000. Mr. Heilweil has been President of the advisor since 1991. His principal occupation since 1977 has been that of an investment counselor. Mr. Heilweil manages equity and fixed income portfolios for the advisor's clients. As of January 31, 2006, Mr. Heilweil and Spectrum owned 3.9% of the Fund's shares.

         The Fund's Statement of Additional Information provides the following additional information about the Fund's portfolio manager: (i) compensation structure, (ii) a description of other accounts managed by the portfolio manager, and (iii) the portfolio manager's ownership of shares of the Fund.

                              FINANCIAL HIGHLIGHTS

      The following table is intended to help you better understand the financial performance of the Fund (including its predecessor fund) since its inception. Certain information reflects financial results for a single share of the Fund. The total returns represent the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. Financial information for the years ended October 31, 2004 through 2005 has been audited by Cohen McCurdy, Ltd., whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available from the Fund upon request without charge. Information for all other years was audited by the Fund's previous auditors.

                            Marathon Value Portfolio
Financial Highlights
(For one share outstanding during the period)

                                             Year ended        Year ended          Year ended         Year ended       Year ended
                                            October 31,        October 31,        October 31,        October 31,       October
                                                2005              2004                2003               2002          31, 2001
                                           ---------------    --------------     ---------------    ---------------    ----------

Selected Per Share Data

Net asset value, beginning of period               $13.09            $11.55               $9.65             $10.63        $10.38
                                           ---------------    --------------     ---------------    ---------------    ----------
Income from investment operations
  Net investment income                              0.10              0.09                0.09  (a)          0.12  (a)     0.16(a)
  Net realized and unrealized
     gain (loss)                                     1.22              1.53                1.91             (0.98)          0.18
                                           ---------------    --------------     ---------------    ---------------    ----------
Total from investment operations                     1.32              1.62                2.00             (0.86)          0.34
                                           ---------------    --------------     ---------------    ---------------    ----------
Less Distributions to shareholders:

  From net investment income                       (0.10)            (0.08)              (0.10)             (0.12)        (0.09)
                                           ---------------    --------------     ---------------    ---------------    ----------
Total distributions                                (0.10)            (0.08)              (0.10)             (0.12)        (0.09)
                                           ---------------    --------------     ---------------    ---------------    ----------

Net asset value, end of period                   $  14.31           $ 13.09             $ 11.55             $ 9.65        $10.63
                                           ===============    ==============     ===============    ===============    ==========

Total Return (Loss) (b)                            10.11%            14.12%              20.88%             -8.21%         3.24%

Ratios and Supplemental Data
Net assets, end of period (000)                   $20,523          $ 16,819            $ 13,445           $ 10,287        $7,294
Ratio of expenses to average net
assets before waiver                                1.27%             1.26%               1.27%              1.28%         1.29%
Ratio of expenses to average net
assets                                              1.25%             1.25%               1.26%              1.28%         1.28%
Ratio of net investment income to
average net assets before waiver                    0.73%             0.78%               0.86%              1.11%         1.45%
Ratio of net investment income to
average net assets                                  0.76%             0.79%               0.87%              1.11%         1.45%
Portfolio turnover rate                            38.04%            28.21%              46.03%             44.44%        60.79%

(a) Net investment income per share was based on average shares outstanding throughout the year.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

                                 PRIVACY POLICY

         The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

         Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

o Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, amount of investment and date of birth); and

o Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

         Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator, transfer agent, independent accountants and legal counsel) to process your transactions and otherwise provide services to you.

         Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                              FOR MORE INFORMATION

         You can find additional information about the Fund in the following documents:

         Annual and Semi Annual Reports: While the Prospectus describes the Fund's potential investments, the Annual and Semi Annual Reports detail the Fund's actual investments as of their report dates. The reports may also include a discussion by Fund management of recent market conditions, economic trends, and investment strategies that significantly affected Fund performance during the reporting period.

         Statement of Additional Information ("SAI"): The SAI supplements the Prospectus and contains detailed information about the Fund and its investment restrictions, risks and policies and operations, including the Fund's policies and procedures relating to the disclosure of portfolio holdings by the Fund's affiliates. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated into this prospectus by reference, which means it is considered part of this Prospectus.

         You can get free copies of the current Annual and Semi Annual Reports, as well as the SAI, by contacting Shareholder Services at (800) 788-6086. You may also request other information about the Fund and make shareholder inquiries. Additionally, the Fund's reports can be obtained at its website http://www.marathonvalue.com. Shortly after the end of each month, the website is also updated with an alphabetical listing of the Fund's ten largest equity positions, as well as complete performance data.

         You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission ("SEC") Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section of the SEC, Washington, D.C. 20549-0109.










Investment Company Act #811-21237


















                            MARATHON VALUE PORTFOLIO

                       STATEMENT OF ADDITIONAL INFORMATION

                                February 28, 2006

      This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of Marathon Value Portfolio dated February 28, 2006. This SAI incorporates by reference the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2005 ("Annual Report"). A free copy of the Prospectus or Annual Report can be obtained by writing the transfer agent at Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204, or by calling Shareholder Services at (800) 788-6086.

TABLE OF CONTENTS                                                          PAGE

DESCRIPTION OF THE TRUST AND FUND.............................................2

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS.........3

INVESTMENT LIMITATIONS........................................................8

INVESTMENT ADVISOR...........................................................10

TRUSTEES AND OFFICERS........................................................13

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..........................16

PORTFOLIO TURNOVER...........................................................16

PORTFOLIO TRANSACTIONS AND BROKERAGE.........................................16

DISCLOSURE OF PORTFOLIO HOLDINGS.............................................18

PROXY VOTING POLICY..........................................................19

DETERMINATION OF NET ASSET VALUE.............................................20

REDEMPTION IN-KIND...........................................................21

STATUS AND TAXATION OF THE FUND..............................................21

CUSTODIAN....................................................................23

FUND SERVICES................................................................23

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM................................24

DISTRIBUTOR..................................................................24

FINANCIAL STATEMENTS.........................................................24

DESCRIPTION OF THE TRUST AND FUND

         Marathon Value Portfolio (the "Fund") was organized as a diversified series of Unified Series Trust (the "Trust") on December 18, 2002. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees.


         On January 3, 2003, the Fund acquired all of the assets and liabilities of the Marathon Value Portfolio, a series of the AmeriPrime Funds (the "Predecessor Fund") in a tax-free reorganization. The Predecessor Fund commenced operations on March 12, 1998. Spectrum Advisory Services, Inc. (the "Advisor") began providing investment advisory services to the Predecessor Fund on March 28, 2000.


         The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.


         Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Trust Agreement can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.


         For information concerning the purchase and redemption of shares of the Fund, see "How to Buy Shares" and "How to Redeem Shares" in the Fund's Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Determination of Net Asset Value" in the Prospectus and this SAI.


         The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order.


         Customer orders will be priced at the Fund's net asset value next computed after they are received by an authorized broker or the broker's authorized designee and accepted by the Fund. The performance of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Annual Report contains additional performance information and will be made available to investors upon request and without charge.


ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

         This section contains a discussion of some of the investments the Fund may make and some of the techniques it may use.

A........Equity Securities. Equity securities include common stock and common stock equivalents (such as rights and warrants, and convertible securities). Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Fund may invest up to 5% of its net assets at the time of purchase in each of the following: rights, warrants or convertible securities. Equity securities in which the Fund may invest include S&P Depositary Receipts ("SPDRs") and other similar instruments. SPDRs are shares of a publicly traded unit investment trust which owns the stocks included in the S&P 500 Index, and changes in the price of the SPDRs track the movement of the Index relatively closely. Similar instruments in which the Fund may invest track the movement of other stock indices.

B. Foreign Securities. The Fund may invest up to 15% of its assets in foreign equity securities including American Depositary Receipts, measured at the time of purchase. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, generally are higher than for U.S. investments.


         Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may invoke increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.


         Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that an advisor will be able to anticipate or counter these potential events and their impacts on the Fund's share price.


         The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.


         American Depositary Receipts and European Depositary Receipts ("ADRs" and "EDRs") are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national market and currencies.

C. REITs. The Fund may invest up to 15% of its assets in real estate investment trusts ("REITs"). A REIT is a corporation or business trust that invests substantially all of its assets in interests in real estate. Equity REITs are those which purchase or lease land and buildings and generate income primarily from rental income. Equity REITs may also realize capital gains (or losses) when selling property that has appreciated (or depreciated) in value. Mortgage REITs are those which invest in real estate mortgages and generate income primarily from interest payments on mortgage loans. Hybrid REITs generally invest in both real property and mortgages. In addition, REITs are generally subject to risks associated with direct ownership of real estate, such as decreases in real estate values or fluctuations in rental income caused by a variety of factors, including increases in interest rates, increases in property taxes and other operating costs, casualty or condemnation losses, possible environmental liabilities and changes in supply and demand for properties. Risks associated with REIT investments include the fact that equity and mortgage REITs are dependent upon specialized management skills and are not fully diversified. These characteristics subject REITs to the risks associated with financing a limited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. Additionally, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended.

D. Indexed Securities. The Fund may invest up to 5% of its net assets in purchases of securities whose prices are indexed to the prices of other securities, securities indices, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.


         The performance of indexed securities depends to a great extent on the performance of the security, or other instrument to which they are indexed, and also may be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.

E. Convertible Securities. A convertible security is a bond, debenture, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock. The Fund may invest up to 5% of its assets in convertible securities.

F. Junk Bonds. The Fund may invest up to 10% of its total assets in junk bonds rated at the time of purchase BB/Ba or lower by S&P or Moody's or, unrated, but determined to be of comparable quality by the Advisor. Junk bonds are subject to greater market risk and credit risk, or loss of principal and interest, than higher rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.


         The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Fund may experience difficulty in valuing the securities for the purpose of computing its net asset value. Adverse publicity and investors' perception about lower-rated securities, whether or not factual, may tend to impair their market value and liquidity.


         Generally, investments in securities in the lower rating categories provide higher yields but involve greater volatility of price and risk of loss of principal and interest than investments in securities with higher ratings. Securities rated lower than Baa by Moody's or BBB by S&P are considered speculative. In addition, lower ratings reflect a greater possibility of an adverse change in the financial conditions affecting the ability of the issuer to make payments of principal and interest. The market price of lower rated securities generally responds to short term corporate and market developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates. Lower rated securities will also be affected by the market's perception of their credit quality and the outlook for economic growth.


         In the past, economic downturns or an increase in interest rates have under certain circumstances caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for lower rated securities may be less liquid than the market for higher rated securities. Furthermore, the liquidity of lower rated securities may be affected by the market's perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of higher rated securities, and it also may be more difficult during certain adverse market conditions to sell lower rated securities at their fair value to meet redemption requests or to respond to changes in the market.


         The Advisor will consider all factors which it deems appropriate, including ratings, in making investment decisions for the Fund and will attempt to minimize investment risk through conditions and trends. While the Advisor may refer to ratings, it does not rely exclusively on ratings, but makes its own independent and ongoing review of credit quality.

G. Repurchase Agreements. A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of an obligation issued by the U.S. Government or by an agency of the U.S. Government ("U.S. Government Obligations") (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with the Fund's custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Advisor to be creditworthy. The Advisor monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions, and the Fund will not invest more than 20% of its net assets in repurchase agreements.

H. Fixed Income Securities. The Fund may invest in short- and long-term debt securities, preferred stocks, convertible debt securities and convertible preferred stocks. Changes in interest rates will affect the value of the Fund's investments in debt securities. Increases in interest rates may cause the value of the Fund's investments to decline and this decrease in value may not be offset by higher interest income from new investments. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of fixed income securities.

I. Loans Of Portfolio Securities. The Fund may make short and long term loans of its portfolio securities. Under the lending policy authorized by the Board of Trustees and implemented by the Advisor in response to requests of broker-dealers or institutional investors which the Advisor deems qualified, the borrower must agree to maintain collateral, in the form of cash or U.S. government obligations, with the Fund on a daily mark-to-market basis in an amount at least equal to 100% of the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter which the Board of Trustees determines to be important. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral.

J. Short Sales. The Fund may sell a security short in anticipation of a decline in the market value of the security. When the Fund engages in a short sale, it sells a security that it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a profit if the security declines in price between those dates. Any potential gain is limited to the price at which the Fund sold the security short, and any potential loss is unlimited in size.


         In connection with its short sales, the Fund will be required to maintain a segregated account with the Fund's custodian of cash or high grade liquid assets equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with its broker (not including the proceeds from the short sales). Depending on arrangements made with the broker or custodian, the Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian. The Fund will limit its short sales so that no more than 10% of its net assets (less all its liabilities other than obligations under the short sales) will be deposited as collateral and allocated to the segregated account. However, the segregated account and deposits will not necessarily limit the Fund's potential loss on a short sale, which is unlimited. The Fund's policy with respect to short sales is Non-Fundamental (see Investment Limitations below), and may be changed by the Board of Trustees without the vote of the Fund's shareholders.

K. Collateralized Mortgage Obligations ("CMOs"). CMOs are securities that are collateralized by mortgages or mortgage-backed securities. CMOs are issued with a variety of classes or series, which have different maturities and are often retired in sequence. CMOs may be issued by governmental or non-governmental entities such as banks and other mortgage lenders. Non-government securities may offer a higher yield but also may be subject to greater price fluctuation than government securities. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage and mortgage-backed securities. In addition, in the event of a bankruptcy or other default of an entity who issued the CMO held by the Fund, the Fund could experience both delays in liquidating its position and losses.

L. Options. An option is a contract in which the "holder" (the buyer) pays a certain amount ("premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price ("strike price" or "exercise price") at or before a certain time ("expiration date"). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to adverse changes in the value of the underlying asset. The Fund may buy (hold) or write (sell) put and call options on assets, such as securities, currencies, financial commodities, and indexes of debt and equity securities ("underlying assets") and enter into closing transactions with respect to such options to terminate an existing position.

         Writing put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. Writing put options serves as a limited long hedge because decreases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value.

         .........The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions.

         .........The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

     .........The  writing  and  purchasing  of options is a highly  specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of the option transaction.

M. Variable Rate Debt Instruments. The Fund may invest in variable rate debt instruments. Variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be based on an event, such as a change in the prime rate.


INVESTMENT LIMITATIONS
         Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this SAI, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission ("SEC") or its staff.

3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8. Diversification. The Fund will not invest in the securities of any issuer if, immediately after such investment, less than 75% of the total assets of the Fund will be invested in cash and cash items (including receivables), Government securities, securities of other investment companies or other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

         With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.


         Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.


         Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Limitations - Fundamental" above).

1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2. Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding. The Fund will not enter into reverse repurchase agreements.

3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

     4. Repurchase Agreements. The Fund will not invest more than 5% of its net assets in repurchase agreements. ---------------------

5. Illiquid Investments. The Fund will not purchase securities for which there are legal or contractual restrictions on resale and other illiquid securities.

INVESTMENT ADVISOR

     The Advisor is Spectrum Advisory Services, Inc., 1050 Crown Pointe Parkway, Suite 750, Atlanta, GA 30338. Marc S. Heilweil, President of the Advisor, is the sole shareholder of the Advisor. Prior to March 28, 2000, Burroughs & Hutchinson, 702 W. Idaho Street, Suite 810, Boise, Idaho 83702 was the Predecessor Fund's investment advisor.


         Under the terms of the management agreement (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expenses on securities sold short), fees and expenses of the non-interested person trustees, extraordinary expenses and Rule 12b-1 expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.25% of the average daily net assets of the Fund. The Advisor has contractually agreed through October 31, 2006 to waive all or a portion of its fee and/or reimburse the Fund's expenses but only to the extent necessary to maintain the Fund's total annual operating expenses, except brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expenses on securities sold short), and extraordinary expenses, at 1.25% of average daily net assets.

         A discussion regarding the factors considered by the Board of Trustees in approving the Agreement is included in the Fund's annual or semi-annual report, as applicable.

         The following table describes the advisory fees paid to the Advisor by the Fund for the last three fiscal periods:

    -------------------------------------------------------------------------------------------------------------
           Fiscal Year Ended              Advisory Fees            Total Fees            Net Advisory Fees
                                             Accrued               Reimbursed                   Paid
                                                                  and/or Waived
    -------------------------------------------------------------------------------------------------------------
            October 31, 2003                $146,797                 $1,423                   $145,374
    -------------------------------------------------------------------------------------------------------------
            October 31, 2004                $187,641                 $2,128                   $185,513
    -------------------------------------------------------------------------------------------------------------
    -------------------------------------------------------------------------------------------------------------
            October 31, 2005                $232,637                 $4,694                   $227,943
    -------------------------------------------------------------------------------------------------------------

         The Advisor retains the right to use the name "Spectrum" in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Trust's right to use the name "Spectrum" automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Advisor on ninety days written notice.


         The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks and other financial institutions which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.


About the Portfolio Manager

         Mr. Heilweil, President of the Advisor, serves as the sole Portfolio Manager for the Fund and, as such, is primarily responsible for making all investment decisions of the Fund ("Portfolio Manager"). As of October 31, 2005, the Portfolio Manager was responsible for the management of the following types of accounts:






    ------------------------ ----------------- ------------------ ------------------------- -----------------------
     Account Type            Number        of  Total  Assets  By  Number of Accounts by     Total Assets By
                             Accounts      by                     Type  Subject to a        Account Type Subject
                             Account Type      Account Type       Performance Fee           to a Performance Fee
    ------------------------ ----------------- ------------------ ------------------------- -----------------------
    ------------------------ ----------------- ------------------ ------------------------- -----------------------
    Registered   Investment         0                 $0                    N/A                      N/A
    Companies
    ------------------------ ----------------- ------------------ ------------------------- -----------------------
    ------------------------ ----------------- ------------------ ------------------------- -----------------------
    Pooled       Investment         0                 $0                    N/A                      N/A
    Vehicles
    ------------------------ ----------------- ------------------ ------------------------- -----------------------
    ------------------------ ----------------- ------------------ ------------------------- -----------------------
    Other Accounts                 381           $313,425,888                0                       N/A
    ------------------------ ----------------- ------------------ ------------------------- -----------------------

         The Portfolio Manager is compensated for his services by the Advisor. For the fiscal year ended October 31, 2005, the Portfolio Manager's compensation consisted of a salary, bonuses, pension and retirement plans and other compensation arrangements.

         As set forth above, the Portfolio Manager provides investment advisory and other services to clients other than the Fund. There may be circumstances under which the Portfolio Manager will cause a separate account to commit a larger percentage of its assets to an investment opportunity than the percentage of the Fund's assets that the Portfolio Manager commits to such investment. There also may be circumstances under which the Portfolio Manager purchases or sells an investment for a separate account and does not purchase or sell the same investment for the Fund, or purchases or sells an investment for the Fund and does not purchase or sell the same investment for the other account.

           It is generally the Advisor's policy that investment decisions for all accounts that the Portfolio Manager manages be made based on a consideration of their respective investment objectives and policies, and other needs and requirements affecting the accounts and that investment transactions and opportunities be fairly allocated among the Fund and other accounts. For example, the Advisor has written policies and procedures with respect to allocation of block trades and/or investment opportunities among the Fund and other clients of the Advisor. When feasible, the Portfolio Manager will group or block various orders to more efficiently execute orders and receive reduced commissions in order to benefit the Fund and other accounts of the Advisor. In the event that more than one client wants to purchase or sell the same security on a given date and limited quantities are available, the purchases and sales will normally be made on a pro rata average price per share basis.

           In addition, the Portfolio Manager may also carry on investment activities for his own account(s) and/or the accounts of immediate family members. Conflicts may arise as a result of the Portfolio Manager's differing economic interests in respect of such activities, such as with respect to allocating investment opportunities. Pursuant to the Code of Ethics adopted by each of the Trust and the Advisor, the Portfolio Manager is prohibited from effecting transactions for their personal accounts which are contrary to recommendations being made to the Fund . In addition, the Portfolio Manager is prohibited from competing with the Fund in connection with such transactions.


         As of October 31, 2005, the Portfolio Manager beneficially owned $500,000 to $1,000,000 in equity securities of the Fund.


TRUSTEES AND OFFICERS

         The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

         The following table provides information regarding the Trustees who are not interested persons of the Trust (each an "Independent Trustee" and collectively, the "Independent Trustees").

----------------------------------------------------- ----------------------------------------------------------------
Name, Address*, (Date of Birth), Position with        Principal Occupation During Past 5 Years
Trust,** and Term of Position                         and Other  Directorships
----------------------------------------------------- ----------------------------------------------------------------
----------------------------------------------------- ----------------------------------------------------------------
Gary E. Hippenstiel (1947)                            Director, Vice President and Chief Investment Officer of
                                                      Legacy Trust Company, N.A. since 1992; Non-voting Chairman of
Independent Trustee, December 2002 to present         Investment Committee of WH Donner Foundation and WH Donner
                                                      Canadian Foundation since June 2005; Trustee of  AmeriPrime
                                                      Advisors Trust from July 2002 to September 2005; Trustee of
                                                      Access Variable Insurance Trust from April 2003 to August
                                                      2005; Trustee of AmeriPrime Funds from 1995 to July 2005;
                                                      Trustee of CCMI Funds from June 2003 to March 2005.
----------------------------------------------------- ----------------------------------------------------------------
----------------------------------------------------- ----------------------------------------------------------------
Stephen A. Little (1946)                              President and founder of The Rose, Inc., a registered
                                                      investment advisor, since April 1993; Trustee of AmeriPrime
Chairman, December 2004 to present; Independent Advisors Trust from November
2002 to September 2005; Trustee Trustee, December 2002 to present of AmeriPrime
Funds from December 2002 to July 2005; Trustee
                                                      of CCMI Funds from June 2003 to March 2005.
----------------------------------------------------- ----------------------------------------------------------------
----------------------------------------------------- ----------------------------------------------------------------
Daniel J. Condon (1950)                               President of International Crankshaft Inc., an automotive
                                                      equipment manufacturing company, since 2004, Vice President
Independent Trustee, December 2002 to present         and General Manager from 1990 to 2003; Trustee of AmeriPrime
                                                      Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of Firstar
                                                      Select Funds, a REIT mutual fund, from 1997 to 2000; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.
----------------------------------------------------- ----------------------------------------------------------------

*  The address for each trustee is 431 N. Pennsylvania St.,Indianapolis, IN
   46204.
** The Trust currently consists of 34 series.

      The Trust's audit committee consists of the Independent Trustees. The audit committee is responsible for overseeing the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund's financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund's independent auditors and the full Board of Trustees. The Audit Committee met six times during the year ended December 31, 2005.

      The following table provides information regarding each Trustee who is an "interested person" of the Trust, as defined in the 1940 Act, and each officer of the Trust.

--------------------------------------------------------- ----------------------------------------------------------------
Name, Address*, (Date of Birth), Position with Trust,**   Principal Occupation During Past 5 Years
and Term of Position                                      and Other Directorships
--------------------------------------------------------- ----------------------------------------------------------------
--------------------------------------------------------- ----------------------------------------------------------------
Ronald C. Tritschler (1952)***                            Chief  Executive  Officer,  Director  and Legal  Counsel of The
                                                          Webb  Companies,  a national real estate  company,  since 2001,
    Trustee, December 2002 to present                     Executive  Vice  President  and  Director  from  1990 to  2000;
                                                          Director of First State  Financial since 1998;  Director,  Vice
                                                          President  and Legal Counsel of The Traxx  Companies,  an owner and  operator of  convenience  stores,  since 1989;  Trustee of
                                                          AmeriPrime  Advisors  Trust  from  November  2002 to  September
                                                          2005;  Trustee of  AmeriPrime  Funds from December 2002 to July
                                                          2005; Trustee of CCMI Funds from June 2003 to March 2005.
--------------------------------------------------------- ----------------------------------------------------------------
--------------------------------------------------------- ----------------------------------------------------------------
Anthony J. Ghoston (1959)                                 President  of  Unified  Fund   Services,   Inc.,   the  Trust's
                                                          administrator,  since June 2005,  Executive Vice President from
President, July 2004 to present                           June 2004 to June 2005,  Senior Vice  President from April 2003 to June  2004;  Senior  Vice  President  and Chief  Information
                                                          Officer  of  Unified  Financial  Services,   Inc.,  the  parent
                                                          company of the  Trust's  administrator  and  distributor,  from
                                                          1997 to November 2004;  President of AmeriPrime  Advisors Trust
                                                          from July  2004 to  September  2005;  President  of  AmeriPrime
                                                          Funds  from July 2004 to July  2005;  President  of CCMI  Funds from July 2004 to March 2005.
--------------------------------------------------------- ----------------------------------------------------------------
--------------------------------------------------------- ----------------------------------------------------------------
Freddie Jacobs, Jr., CPA (1970)                           Vice  President of Unified  Fund  Services,  Inc.,  the Trust's
                                                          administrator,  since December  2003;  Assistant Vice President
Chief Financial Officer and Treasurer, July 2005 to of U.S. Bancorp Fund
Services LLC from 2000 to December 2003, present Trust Officer from 1998 to
2000; Chief Financial Officer and
                                                          Treasurer of
                                                          AmeriPrime Advisors
                                                          Trust from July 2005
                                                          to September 2005;
                                                          Secretary of
                                                          AmeriPrime Funds and
                                                          AmeriPrime Advisors
                                                          Trust from September
                                                          2004 to June 2005;
                                                          Secretary of CCMI
                                                          Funds from September
                                                          2004 to March 2005;
                                                          Principal Accounting
                                                          Officer of Lindbergh
                                                          Funds from February
                                                          2004 to February 2005.
--------------------------------------------------------- ----------------------------------------------------------------
--------------------------------------------------------- ----------------------------------------------------------------
Lynn E. Wood (1946)                                       Chief  Compliance  Officer of  AmeriPrime  Advisors  Trust from
                                                          October 2004 to September  2005;  Chief  Compliance  Officer of
Chief Compliance Officer, October 2004 to present         AmeriPrime   Funds  from  October  2004  to  July  2005;  Chief
                                                          Compliance  Officer of CCMI Funds  from  October  2004 to March
                                                          2005;   Chief   Compliance   Officer   of   Unified   Financial
                                                          Securities,  Inc., the Trust's distributor,  from December 2004 to October  2005 and from 1997 to 2000,  Chairman  from 1997 to
                                                          December  2004,  President  from  1997  to  2000;  Director  of
                                                          Compliance  of  Unified  Fund   Services,   Inc.,  the  Trust's
                                                          administrator,  from  October  2003 to  September  2004;  Chief
                                                          Compliance  Officer of Unified  Financial  Services,  Inc., the
                                                          parent company of the Trust's  administrator  and  distributor, from 2000 to 2004.
--------------------------------------------------------- ----------------------------------------------------------------
--------------------------------------------------------- ----------------------------------------------------------------
Heather A. Barnes (1975)                                  Employed  by  Unified   Fund   Services,   Inc.,   the  Trust's
Secretary, July 2005 to present                           administrator,  since  January 2004 and from  December  1999 to
                                                          January 2002; Regional
                                                          Administrative
                                                          Assistant of The
                                                          Standard Register
                                                          Company from February
                                                          2003 to January 2004;
                                                          Full time student at
                                                          Indiana University
                                                          from January 2002 to
                                                          June 2002; Secretary
                                                          of AmeriPrime Advisors
                                                          Trust from July 2005
                                                          to September 2005.
--------------------------------------------------------- ----------------------------------------------------------------

     * The address for each of the trustees and officers is 431 N. Pennsylvania St., Indianapolis, IN 46204. ** The Trust currently consists of 34 series. *** Mr. Tritschler may be deemed to be an "interested person" of the Trust because he has an ownership interest in Unified Financial Services, Inc., the parent company of the distributor of certain series in the Fund Complex.

      The following table provides information regarding shares of the Fund and other portfolios of the Fund Complex owned by each Trustee as of December 31, 2005.

------------------------------------- ------------------------------------ -------------------------------------------
                                                                            Aggregate Dollar Range of Shares of All
              Trustee                     Dollar Range of Fund Shares               Funds Within the Trust*
------------------------------------- ------------------------------------ -------------------------------------------
------------------------------------- ------------------------------------ -------------------------------------------
Gary E. Hippenstiel                                  None                                     None
------------------------------------- ------------------------------------ -------------------------------------------
------------------------------------- ------------------------------------ -------------------------------------------
Ronald Tritschler                                    None                                     None
------------------------------------- ------------------------------------ -------------------------------------------
------------------------------------- ------------------------------------ -------------------------------------------
Stephen Little                                       None                                     None
------------------------------------- ------------------------------------ -------------------------------------------
------------------------------------- ------------------------------------ -------------------------------------------
Daniel Condon                                        None                                     None
------------------------------------- ------------------------------------ -------------------------------------------

* The Trust currently consists of 34 series.

         Set forth below are estimates of the annual compensation to be paid to the Trustees and officers by each series in the Fund Complex on an individual basis and by the Fund Complex on an aggregate basis. Trustees' and officers' fees and expenses are Fund Complex expenses and each series incurs its expenses at the same rate.

==================================== ==================== ==================== =================== =====================
                                          Aggregate           Pension or        Estimated Annual    Total Compensation
                                        Compensation          Retirement         Benefits Upon         from Trust*
       Independent Trustees             from the Fund      Benefits Accrued        Retirement
                                 As Part of Fund
                                    Expenses
------------------------------------ -------------------- -------------------- ------------------- ---------------------
Gary E. Hippenstiel, Trustee and           $ 1,059                $0                   $0                $36,000
Chairman of the Audit Committee
------------------------------------ -------------------- -------------------- ------------------- ---------------------
Stephen A. Little, Chairman of the         $1,059                 $0                   $0                $36,000
Board
------------------------------------ -------------------- -------------------- ------------------- ---------------------
------------------------------------ -------------------- -------------------- ------------------- ---------------------
Daniel Condon, Trustee                                            $0                   $0                $24,000

------------------------------------ -------------------- -------------------- ------------------- ---------------------
==================================== ==================== ==================== =================== =====================
   Non-Independent Trustees and           Aggregate           Pension or        Estimated Annual    Total Compensation
             Officers                   Compensation          Retirement         Benefits Upon         from Trust*
                    from the Fund Benefits Accrued Retirement
                                 As Part of Fund
                                    Expenses
------------------------------------ -------------------- -------------------- ------------------- ---------------------
Ronald C. Tritschler, Trustee               $706                  $0                   $0                $24,000
------------------------------------ -------------------- -------------------- ------------------- ---------------------
------------------------------------ -------------------- -------------------- ------------------- ---------------------
Anthony Ghoston, President and CEO           $0                   $0                   $0                   $0
==================================== ==================== ==================== =================== =====================
------------------------------------ -------------------- -------------------- ------------------- ---------------------
Freddie Jacobs, CFO and Treasurer            $0                   $0                   $0                   $0
==================================== ==================== ==================== =================== =====================
------------------------------------ -------------------- -------------------- ------------------- ---------------------
Lynn Wood, Chief Compliance Officer        $4,265                 $0                   $0                $145,000
------------------------------------ -------------------- -------------------- ------------------- ---------------------
------------------------------------ -------------------- -------------------- ------------------- ---------------------
Heather Barnes, Secretary                    $0                   $0                   $0                   $0
==================================== ==================== ==================== =================== =====================

  * The Trust currently consists of 34 series.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
         A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or the terms of the management agreement with the Advisor. As of January 31, 2006, the following persons were considered to be either a control person or principal shareholder of the Fund:

----------------------------------------------- ---------------------------- ---------------------------
Name and Address                                % Ownership                  Type of Ownership

----------------------------------------------- ---------------------------- ---------------------------
----------------------------------------------- ---------------------------- ---------------------------
 Charles Schwab & Co.                           60.04%                       Beneficial
     101 Montgomery Street
     San Francisco, CA 94104
----------------------------------------------- ---------------------------- ---------------------------
----------------------------------------------- ---------------------------- ---------------------------
 National Financial Services Corp.              5.50%                        Beneficial
     1 World Financial Center
     200 Liberty Street
     New York, NY 10281
----------------------------------------------- ---------------------------- ---------------------------

         As of January 31, 2006, the Trustees and officers of the Fund as a group beneficially owned less than 1% of the Fund.

PORTFOLIO TURNOVER

         Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. The Fund's portfolio turnover rate is a measure of the Fund's portfolio activity, and is calculated by dividing the lesser of purchases or sales of securities by the average value of the portfolio securities held during the period. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. The Fund's portfolio turnover rate for the fiscal years ended October 31, 2004, and 2005 was 28.21% and 38.04%, respectively.



PORTFOLIO TRANSACTIONS AND BROKERAGE

         Subject to policies established by the Board of Trustees of the Trust, the Advisor is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Advisor seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.


         The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.


         Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Advisor in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Advisor, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Advisor that the review and study of the research and other information will not reduce the overall cost to the Advisor of performing its duties to the Fund under the Agreement. During the fiscal year ended October 31, 2005, the Advisor did not direct any brokerage commissions to any brokers on the on the basis of research services provided by such brokers to the Fund.


         Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.


         To the extent that the Fund and another of the Advisor's clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made by random client selection.

      The following table describes the brokerage commissions paid by the Fund for the last three fiscal years.
========================= ====================== =====================
Fiscal Year Ended          Fiscal Year            Fiscal Year
October 31, 2003              Ended                  Ended
October 31, 2004 October 31,
                                                      2005
------------------------- ---------------------- ---------------------
------------------------- ---------------------- ---------------------
       $3,189                   $1,653                $,2,472
========================= ====================== =====================

         The Trust, the Advisor and the Fund's Distributor have each adopted a Code of Ethics (the "Code") under Rule 17j-1 of the 1940 Act, and the Advisor's Code of Ethics also conforms to Rule 204A-1 under the Investment Advisers Act of 1940. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the Trust, the Advisor or the Distributor, free of charge, by calling Shareholder Services at (800) 788-6086. You may also obtain copies of the Code from documents filed with SEC and available on the SEC's web site at www.sec.gov.



DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and filed with the Securities and Exchange Commission (the "SEC") on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

The Fund releases portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Advisor, distributor, transfer agent, fund accounting agent, administrator and custodian. The Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), printers, pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisors or sub-advisors. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisors at any time. This information is disclosed to all such third parties under conditions of confidentiality. "Conditions of confidentiality" include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship),
(iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. Third party servicing agents generally are subject to an independent obligation not to trade on confidential information under their code of ethics and/or as a result of common law precedents; however, the Fund does not require an independent confirmation from the third parties that they will not trade on the confidential information.

         Additionally, the Fund may enter into ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor's, Thompson Financial and Vickers-Stock ("Rating Agencies") in order for those organizations to assign a rating or ranking to the Fund. In these instances portfolio holdings will be supplied within approximately 25 days after the end of the month. The Rating Agencies may make the Fund's top portfolio holdings available on their websites and may make the Fund's complete portfolio holdings available to their subscribers for a fee. Neither the Fund, the Advisor, nor any of its affiliates receive any portion of this fee. Information released to Rating Agencies is not released under conditions of confidentiality nor is it subject to prohibitions on trading based on the information. The Fund also will post information regarding its ten largest portfolio holdings, as well as complete performance data to its website located at www.marathonvalue.com, within approximately 25 days after the end of the month. The information will remain posted on the website until replaced by the information for the succeeding month. If the website is for some reason inoperable, the information will be supplied no more frequently then quarterly and on a delayed basis.

Except as described above, the Fund is prohibited from entering into any arrangements with any person to make available information about the Fund's portfolio holdings without the specific approval of the Board. The Advisor must submit any proposed arrangement pursuant to which the Advisor intends to disclose the Fund's portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is in the best interests of the Fund's shareholders. Additionally, the Advisor, and any affiliated persons of the Advisor, are prohibited from receiving compensation or other consideration, for themselves or on behalf of a Fund, as a result of disclosing the Fund's portfolio holdings.

PROXY VOTING POLICY

         The Trust and the Fund's Advisor each have adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders' best interests. The Trust's policy delegates proxy voting to the Advisor, subject to the Advisor's proxy voting policy and the supervision of the Board of Trustees. The Advisor's Proxy Voting Guidelines provide that the Advisor will give substantial weight to the recommendations of management, but the Advisor will not support management proposals that it believes will be detrimental to the shareholder value. The Advisor's Guidelines outline specific factors that it will consider in deciding how to vote proxies relating to, among other things, director elections, corporate governance, executive compensation, and social and environmental issues. For example, the Guidelines provide that the Advisor will vote generally in favor of management's slate of directors, although it will not vote to re-elect a board that has, in the past, acted to entrench itself and/or management in office by, among other things, adopting excessive anti-take over measures. The Guidelines also provide that the Advisor generally will vote for management proposals that (a) adopt or add to confidential and independent vote tabulation practices, (b) seek to increase the number of independent directors serving on a board, and (c) create strong and attractive compensation packages needed to motivate good executives, while at the same time holding management accountable for the company's performance. Among other things, the Advisor will generally vote against (a) fair price amendments, (b) creation of various anti-takeover devices such as poison pills and golden parachutes, and (c) proposals that seek to eliminate or limit the rights of shareholders. Under the Trust's Proxy Voting Policy, if any potential conflict of interest between the Advisor or its affiliates and the Fund arises with respect to any proxy, the Advisor must disclose the conflict to the Board of Trustees and vote the proxy in accordance with the Board's instructions.

         You may obtain a copy of the Trust's and the Advisor's proxy voting policy by calling Shareholder Services at (800) 788-6086 to request a copy, or by writing to Unified Fund Services, Inc., the Fund's transfer agent, at 431 N. Pennsylvania Street, Indianapolis, IN 46204. A copy of the policies will be mailed to you within three days of your request. You also may obtain a copy of the policies from Fund documents filed with the SEC, which are available on the SEC's web site at www.sec.gov. The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 (starting with the year ended June 30, 2004) are filed by the Fund with the SEC on Form N-PX. The Fund's proxy voting record is also available to shareholders free of charge upon request by calling or writing the Fund as described above or from the SEC's web site.


DETERMINATION OF NET ASSET VALUE

         The price (net asset value) of the shares of the Fund is determined at the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business (the Exchange is closed on weekends, most federal holidays, and Good Friday). For a description of the methods used to determine the net asset value (share price), see "Determination of Net Asset Value" in the Prospectus.


         Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust. The Board of Trustees annually approves the pricing service used by the Fund's fund accounting agent. Manually priced securities held by the Fund (if any) are reviewed by the Board of Trustees on a quarterly basis.


         Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.


         The Fund's net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time, as shown below:

                       Net Assets                 =  Net Asset Value Per Share
                      Shares Outstanding


         An example of how the Fund calculated its net asset value per share as of the fiscal year ended October 31, 2005 is as follows:

                       $ 20,522,826   =  $14.31
                  --------------------
                         1,434,352

REDEMPTION IN-KIND

         The Fund does not intend to redeem shares in any form except cash. However, if the being redeemed is over the lesser of $250,000 or 1% of the Fund's net asset value, pursuant to an election under Rule 18f-1 of the 1940 Act filed by the Trust on behalf of the Fund, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund's net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

Status and Taxation of the Fund

         The Fund was organized as a series of a business trust, and intends to continue to qualify for treatment as a regulated investment company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code") in each taxable year. Qualification generally will relieve the Fund of liability for federal income taxes. There can be no assurance that it actually will so qualify. If the Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

         If the Fund does qualify as a RIC but (in a particular tax year) distributes less than 98% of its ordinary income and its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is 4% of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If the Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund.

         To continue to qualify for treatment as a RIC under Subchapter M of the Code, the Fund must, among other requirements:

     o Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC's business of investing in stock securities, or foreign currencies) (the "Income Requirement"); o Diversify its investments in securities within certain statutory limits; and o Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income less net capital gain) (the "Distribution Requirement").

         The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any capital loss remaining is lost as a deduction. As of October 31, 2005, the Fund had no unused capital loss carryforwards for federal tax purposes.

         The Fund may acquire zero coupon or other securities issued with original issue discount (including pay-in-kind securities). If it does so, the Fund will have to include in its income each share of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute (a) 98% of its ordinary income in order to avoid imposition of a 4% excise tax, and (b) 90% of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund's cash assets, if any, or from the sales of portfolio securities, if necessary. The Fund might realize capital gains or losses from any such sales, which would increase or decrease the Fund's investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

         Hedging strategies, to reduce risk in various ways, are subject to complex rules that determine for federal income tax purposes, the character and time for recognition of gains and losses the Fund realizes in connection with the hedge. The Fund's income from options, futures, and forward contracts, in each case derived with respect to its business of investing in stock, securities, or foreign currencies, should qualify as allowable income for the Fund under the Income Requirement.

         Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

         The portion of the dividends the Fund pays that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the federal alternative minimum tax.

         If you are a non-retirement plan holder, the Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, the Fund's distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

         If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as a long-term instead of a short-term capital loss, to the extent of any capital gain distributions received on such shares.

         The foregoing is only a summary of some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisors for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

         Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is custodian of the Fund's investments. The custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

FUND SERVICES

         Unified Fund Services, Inc. ("Unified"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Fund's transfer agent. A Trustee and the officers of the Trust are members of management and/or employees of Unified and/or shareholders of Unified Financial Services, Inc. ("UFS"), the parent company of Unified. Unified maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee from the Advisor of $1.25 per shareholder account (subject to various monthly minimum fees, the maximum being $1,250 per month for assets of $10 million or more) for these transfer agency services.


         In addition, Unified provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, Unified receives an annual fee from the Advisor equal to 0.050% of the Fund's assets up to $50 million, 0.040% of the Fund's assets from $50 million to $100 million, 0.030% of the Fund's assets from $100 million to $150 million, and 0.020% over $150 million (subject to various monthly minimum fees, the maximum being $1667 per month for assets up to $50 million).


         Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the Advisor equal to an annual rate of 0.100% of the Fund's assets under $50 million, 0.070% of the Fund's assets from $50 million to $100 million, 0.050% of the Fund's assets from $100 million to $150 million, and 0.030% over $150 million (subject to a minimum fee of $2,500 per month).

         The following table provides information regarding transfer agent, fund accounting and administrative services fees paid by the Advisor during the last three fiscal periods:

----------------------------- --------------------- -------------------------- ----------------------------
Fiscal Year Ended             Fees Paid for         Fees Paid for Accounting   Fees Paid for
                              Transfer Agent        Services                   Administrative Services
                              Services
----------------------------- --------------------- -------------------------- ----------------------------
----------------------------- --------------------- -------------------------- ----------------------------
October 31, 2005              $15,425               $20,000                    $30,000
----------------------------- --------------------- -------------------------- ----------------------------
----------------------------- --------------------- -------------------------- ----------------------------
October 31, 2004              $16,751               $27,727                    $30,404
----------------------------- --------------------- -------------------------- ----------------------------
----------------------------- --------------------- -------------------------- ----------------------------
October 31, 2003              $14,581               $19,667                    $25,000
----------------------------- --------------------- -------------------------- ----------------------------

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
         The firm of Cohen McCurdy, Ltd., 800 Westpoint Parkway, Suite 1100, Westlake, Ohio 44145, has been selected as the Independent Registered Public Accounting Firm for the Fund for the fiscal year ending October 31, 2006. Cohen McCurdy, Ltd. performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

         Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 (the "Distributor"), is the exclusive agent for distribution of shares of the Fund. A Trustee and certain officers of the Trust are shareholders of UFS, the parent company of the Distributor. As a result, such persons may be deemed to be affiliates of the Distributor. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor and Unified Fund Services are controlled by UFS.

FINANCIAL STATEMENTS

         The financial statements and independent registered public accountant's report required to be included in the Statement of Additional Information are incorporated herein by reference to the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2005. You can obtain the Annual Report without charge by calling Shareholder Services at (800) 788-6086 or upon written request.